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Demographics 3-mile Avg. HH Income - $141,700 3-mile Population - 73,900   

Demographics 3-mile Avg. HH Income - $117,800 3-mile Population – 91,000   

$41 $10 $200 $200 $31

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InvenTrust Properties

Investor Presentation February 2022

Essential **Retail**. Smart **Locations**.®


TRADER JOE'S
TRADER JOE'S

Introductory Notes

Cautionary Note About Forward-Looking Statements

This document has been prepared by InvenTrust Properties Corp. (the "Company," "IVT" or "InvenTrust") solely for informational purposes. This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements including statements regarding management's intentions, beliefs, expectations, representations, plans or predictions of the future, are typically identified by words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "projections," "guidance," "outlook," "continue," "likely," "will," "should," "would" and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. The following factors, among others, could cause actual results and financial position and timing of certain events to differ materially from those described in the forward-looking statements: the effects and duration of the COVID-19 pandemic; interest rate and inflation movements; local, regional, national and global economic performance; competitive factors; the impact of e-commerce on the retail industry; future retailer store closings; retailer consolidation; retailers reducing store size; impact of any supply chain disruption on retailers; retailer bankruptcies; government policy changes; and any material market changes and trends that could affect the Company's business strategy. For further discussion of factors that could materially affect the outcome of our forward-looking statements and our future results and financial condition, see the Risk Factors included in InvenTrust's most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the SEC. InvenTrust intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this investor presentation. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Non-GAAP Measures

This presentation contains non-GAAP financial measures such as NOI, EBITDA, Adjusted EBITDA, FFO, and Core FFO. These measures are not prepared in accordance with generally accepted accounting principles in the United States of America ("GAAP") and have important limitations as analytical tools. Non-GAAP financial measures are supplemental, should only be used in conjunction with results presented in accordance with GAAP and should not be considered in isolation or as a substitute for such GAAP results. Reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures, together with definitions of the non-GAAP measures used in this presentation, are included in the appendix of this presentation.

Joint Venture Partnership

The Company owns a 55% interest in IAGM Retail Fund I, LLC ("IAGM" or "JV"), a joint venture partnership between the Company and PGGM Private Real Estate Fund ("PGGM"). IAGM was formed on April 17, 2013 for the purpose of acquiring, owning, managing, supervising and disposing of retail properties and sharing in the profits and losses from those retail properties and their activities. IAGM is the Company's sole joint venture and is unconsolidated. Throughout this investor presentation disclosure, where indicated as "pro rata" the Company has included the results from its share of its JV properties when combined with the Company's wholly-owned properties, with the exception of property count.

Trademarks

The companies depicted in the photographs herein, or any third-party trademarks, including names, logos and brands, referenced by the Company in this presentation, are the property of their respective owners. All references to third-party trademarks are for identification purposes only and nothing herein shall be considered to be an endorsement, authorization or approval of InvenTrust Properties Corp. by the companies. Further, none of these companies are affiliated with the Company in any manner.

New York Stock Exchange Listing

On October 12, 2021, the Company's common stock began trading on the New York Stock Exchange under the ticker symbol "IVT".

Overview


COSTCO
WHOLESALE
A100
ENTRANCE
EXIT

Overview

Portfolio Highlights

62 RETAIL PROPERTIES	10.3M TOTAL GLA [1]	167K AVG. CENTER SIZE	77 AVG. TAP SCORE *(PEER AVERAGE = 68)* [2]
90% SUN BELT [3]	86% GROCERY-ANCHORED [3, 4]	93.9% LEASED OCCUPANCY	$18.59 ABR PER SF [5]

Financial Highlights [6]

4.6x NET DEBT-TO-ADJUSTED EBITDA	22% NET LEVERAGE RATIO [7]	~$400M TOTAL LIQUIDITY
$1.40 2021 CORE FFO PER DILUTED SHARE	4.4% 2021 PRO RATA SPNOI GROWTH	

1) Reflects GLA at 100% share; 9.5M GLA at pro rata share.
2) Peers include BRX, KIM, KRG, PECO, REG, ROIC, RPT, and SITC.
3) Reflects YTD pro rata NOI of properties owned as of December 31, 2021.
4) NOI percentages include shadow-anchored grocery store tenants. Walmart, Target, and warehouse clubs are considered grocers, regardless of whether the box is owned by IVT or shadow anchored.
5) Represents pro rata ABR per SF as of December 31, 2021, including ground and excluding specialty leases. Excluding ground rent, pro rata ABR per SF is $19.58 as of December 31, 2021.
6) Reflects financial metrics as of December 31, 2021.
7) Reflects net debt to real estate assets, excluding property accumulated depreciation

Simple and Focused Strategy

Solid Balance Sheet
Ample liquidity to execute disciplined capital allocation providing significant growth opportunities

Favorable Demographics
Continue to increase our concentration and capitalize on attractive Sun Belt demographic trends


LOW LEVERAGE
SUN BELT
GROCERY-ANCHORED
SELF-FUNDED
Essential Retail
Smart Locations.®

Organic & External Growth
Local expertise and seasoned acquisitions team enables both organic and external growth

Cash Flow Stability
Essential retail tenants drive recurring foot traffic and deliver durable cash flow


H-E-B

Escarpment Village
MSA: Austin, TX

Solid Stock Performance Since Public Listing

Highlights since public listing

- All shares had the ability to trade day one; no lock-up
- Executed on $100 million "Dutch Auction" tender offer to repurchase four million shares at $25 per share – significant accretion to NAV[1]
- Building institutional ownership through continued outreach
- Inclusion in several REIT indices

High quality portfolio with valuation upside

- In October 2021, Green Street published an NAV estimate for IVT of $32.75 per share with an applied cap rate of 5.6%
  - Following the initial report, Green Street revised NAV estimates upward by ~10% in a subsequent report
- Austin portfolio acquisition utilizing balance sheet capacity
- Accelerated cash flow growth from capital allocation plan
- Additional upside still exists as valuation disconnect closes


Ralphs

Campus Marketplace
MSA: San Diego / San Marcos, CA

1) NAV per Green Street report as of October 2021.

Portfolio


Harris Teeter
Neighborhood Food & Pharmacy
Pharmacy
2051

InvenTrust Properties

The Pointe at Creedmoor
MSA: Raleigh / Durham, NC

Essential **Retail**. Smart **Locations.**®

Sun Belt Markets Poised for Growth

- ✓ **90% of NOI derived from Sun Belt markets, 1st among peers**
- ✓ Attractive demographic trends with 3-mile avg. population and HHI growth set to outpace peers
- ✓ Durable cash flow providing stability and potential for long-term growth

High-Performing, Grocery-Anchored Portfolio

- ✓ **86% of NOI derived from centers with a grocery presence**
- ✓ Necessity-based tenants are aligned with the current consumer shift toward essentialism
- ✓ Robust leasing demand driving leased occupancy back to 2019 levels

Trusted Local Operator

- ✓ **Operational teams within 2 hours of 90% of assets with strong tenant relationships**
- ✓ Seven field offices bringing robust market knowledge to the Company
- ✓ Deep real estate expertise and strong reputation with market participants

Corporate Sustainability and Governance

- ✓ **SEC registrant since 2005 and self-managed since 2014**
- ✓ Focused on ESG initiatives to reduce our environmental impact and drive business results
- ✓ Global Real Estate Sustainability Benchmark (GRESB) participant since 2013

Strong, Flexible Balance Sheet With Ample Liquidity

- ✓ **Low leverage of 4.6x enables self-funded growth strategy** [1]
- ✓ Disciplined and flexible capital structure with limited near-term debt maturities
- ✓ Increased dividend twice in 2021; continue to maintain conservative payout ratio


Garden Village
MSA: Los Angeles, CA
Albertsons


Gateway Market Center
MSA: Tampa, FL


Lakeside Crossing
MSA: Orlando, FL


Coweta Crossing
MSA: Atlanta, GA
Publix

InvenTrust Properties

1) Reflects trailing 12 months net debt-to-adjusted EBITDA as of December 31, 2021.

Sun Belt Focused: Near-Term Income Stability, Long-Term Value

Migration of people and jobs to Sun Belt markets will continue to accelerate

MSA Median HHI Growth
('21E–'25E CAGR)



3.0%
2.8%
InvenTrust Properties
Peers 1

MSA Population Growth
('21E–'25E CAGR)



1.2%
0.6%
InvenTrust Properties
Peers 1

IVT Portfolio by % of NOI [2]



IVT Properties
Regional Offices
Corporate HQ
Sun Belt
Southern California 13%
Denver 5%
San Antonio 2%
Austin 14%
Dallas / Fort Worth / Arlington 10%
Houston 8%
Atlanta 11%
Tampa / St. Petersburg 5%
Miami / Fort Lauderdale / West Palm Beach 10%
Orlando 5%
Charlotte 4%
Raleigh / Durham 8%
DC Metro 5%

Top 5 Markets by NOI [2]

	Austin	Southern CA	Atlanta	Miami	Dallas	Top 5
% of Total	14%	13%	11%	10%	10%	58%

InvenTrust Properties

Source: Green Street.

Note: The Company's projections are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

1) Peers include BRX, KIM, KRG, PECO, REG, ROIC, RPT, and SITC.
2) Reflects YTD pro rata NOI of properties owned as of December 31, 2021.

Attractive Portfolio Demographics

Strong and growing trade areas are expected to lead to market rent growth

TAP Score [1]


80
77
75
72
71
71
67
57
54
REG IVT ROIC RPT KIM SITC KRG BRX PECO

Top 6 STEM Markets (% of ABR) [2]


38%
37%
28%
26%
22%
13%
11%
8%
7%
IVT ROIC REG KIM KRG SITC PECO RPT BRX

3-Mile Educational Attainment


51%
48%
48%
47%
44%
44%
44%
38%
38%
REG RPT SITC IVT KRG ROIC KIM BRX PECO

Net Migration of Adjusted Gross Income [3]


1.0%
0.6%
0.4%
0.3%
0.2%
0.1%
0.0%
(0.0%)
(0.2%)
IVT KRG RPT PECO SITC BRX REG KIM ROIC

MSA Population Growth ('21E–'25E CAGR)


1.2%
1.0%
0.7%
0.6%
0.6%
0.6%
0.6%
0.5%
0.3%
IVT KRG BRX ROIC REG SITC KIM PECO RPT

MSA Median HHI Growth ('21E–'25E CAGR)


3.0%
2.9%
2.8%
2.8%
2.8%
2.8%
2.8%
2.7%
2.7%
IVT BRX REG SITC PECO KIM RPT ROIC KRG

Source: Green Street, public filings, IRS, and Scan/US.

Note: The Company's projections are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

1) Reflects IVT as of December 31, 2021 and peers as of September 30, 2021. Trade Area Power ("TAP") Scores are a Green Street derived metric that measures the strength of demand in the trade area surrounding a property by combining various demographic factors, including income, population density, education, and cost of living into one score ranging from 0 to 100.
2) Reflects IVT as of December 31, 2021 and peers as of September 30, 2021; ABR estimated for peers based on 3Q21 filings. Top 6 STEM markets, in descending order: Seattle, D.C., San Francisco, Austin, Raleigh, and Atlanta per WalletHub research.
3) Reflects ABR-weighted average of each company's exposure to county-level migration rates based on 2018 and 2019 data.

InvenTrust Properties

Portfolio Composition

86% grocery-anchored with 64% coming from smaller format neighborhood and community centers


Old Grove Marketplace
MSA: San Diego, CA
Ralphs
Marketplace

Neighborhood Center
Trade Area 1 – 3 miles

- 35 properties
- 3.5M GLA [1]
- 101K average SF per property
- Average TAP score of 75
- 38% of NOI [2]
- $19.13 ABR [3]

Community Center
Trade Area 3 – 5 miles

- 13 properties
- 2.8M GLA [1]
- 217K average SF per property
- Average TAP score of 80
- 26% of NOI [2]
- $20.25 ABR [3]


Kyle Marketplace
MSA: Austin, TX
H-E-B
plus!


Sarasota Pavilion
MSA: Tampa / St. Petersburg
Publix
FOOD & PHARMACY

Power Center w/ Grocer
Trade Area 5 – 10 miles

- 10 properties
- 2.6M GLA [1]
- 260K average SF per property
- Average TAP score of 73
- 22% of NOI [2]
- $16.47 ABR [3]

Power Center w/o Grocer
Trade Area 5 – 10 miles

- 4 properties
- 1.4M GLA [1]
- 339K average SF per property
- Average TAP score of 83
- 14% of NOI [2]
- $18.22 ABR [3]


Shops at the Galleria
MSA: Austin, TX
LOWE'S

Note: As of December 31, 2021.

1) Represents GLA at 100% share. At pro rata share, portfolio includes 3.4M GLA of Neighborhood Centers, 2.3M GLA of Community Centers, 2.4M GLA of Power Centers w/ Grocers, and 1.4M GLA of Power Centers w/o Grocers.
2) Represents YTD pro rata NOI of properties owned as of December 31, 2021.
3) Represents pro rata ABR per SF as of December 31, 2021, including ground and excluding specialty leases.

Essential Retail Tenant Mix

Half of our top 10 tenants are grocers, which drive traffic to our centers

Top 10 Tenants			
#	Tenant	# of Leases	% of ABR
1	Kroger	15 [1]	5.3%
2	Publix	16 [2]	4.0%
3	Albertsons	8 [1]	3.0%
4	TJX The TJX Companies, Inc.	12	2.6%
5	PetSmart	8	1.6%
6	Best Buy	5	1.5%
7	H-E-B	3	1.5%
8	Ross Dress for Less	7	1.3%
9	Bed Bath & Beyond	6	1.3%
10	Whole Foods	4	1.2%
Top 10 Total		**84**	**23.3%**

Grocer Tenant

Tenants matching consumer trends in our communities

	% of ABR
Essential Retail	**43.4%**
Grocery / Drug	19.9%
Medical	8.1%
Banks	4.5%
Office / Communications	4.3%
Pet Supplies	3.4%
Other Essential Retail / Services	2.3%
Hardware / Auto	0.9%
Restaurants	**20.2%**
Quick Service	11.4%
Full Service	8.8%
Other Retail / Services	**36.4%**
Soft Goods	18.0%
Personal Health & Beauty Services	11.2%
Fitness	3.1%
Entertainment	0.6%
Other	3.5%
Total	**100.0%**

InvenTrust Properties

Note: Figures as of December 31, 2021.
1) Includes one gas station.
2) Includes three Publix liquor locations.

Solid Leasing Momentum Throughout 2021

Portfolio is healthy and performing well

Executed Leases [1]
(Thousands of SF)



4-Year Average: 1,124
835
969
986
1,705
2018
2019
2020
2021

Historical Leased Occupancy [1]



4-Year Average: 94%
94%
95%
93%
94%
2018
2019
2020
2021

Comparable Re-Leasing Spread [1]
(Blended – New, Renewal & Options)



4-Year Average: 4%
8%
6%
(0%)
4%
2018
2019
2020
2021

Select Leases Executed in 2021

- crumbl cookies
- five BELOW
- GOING GOING GONE! BY DICK'S SPORTING GOODS
- Market by macy's
- Chipotle Mexican Grill
- Marshalls.
- pOp shelf
- Publix.
- WOB World of Beer Bar & Kitchen
- SKECHERS
- Starbucks
- The UPS Store
- HOT

Note: Data as of December 31, 2021.

1) Reflects pro rata combined retail portfolio for properties owned as of December 31, 2021.

Redevelopment: Infusing Capital to Enhance the Consumer Experience

Modest and disciplined capital focused on retenanting, revitalization, and anchor repositioning

Property	Status	Cost (000's)	Estimated Completion	Project Description
Suncrest Village	Active	$7,500	2022	Expansion of the Publix grocery store and property improvements
Eldridge Town Center	Active	$2,600	2022	New fuel facility and outparcel building with drive thru
Cyfair Town Center	Active	$3,800	2022	Façade and property improvements
Pre-Development (13 Projects)	Pre-Development	up to $45,000	2023+	Outparcel/pad redevelopments, common area enhancements, anchor space and small shop repositioning

Suncrest Village, Orlando, FL

Case Study: Co-investment with an anchor tenant to rebuild an existing grocery store, upgrade the façade, and other improvements


Publix
Before


Publix
After – Rendering

InvenTrust Properties

Note: The Company's estimates are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

Growth Potential


Marshalls
TRADER JOE'S

InvenTrust Properties

PGA Plaza
MSA: Miami, FL

Balance Sheet Capacity for Self Funded Growth Strategy

Flexible structure allows for various capital allocation levers to drive cash flow

- External growth via acquisitions in Sun Belt markets with attractive growth profiles
- Reinvest in assets through redevelopment pipeline

Net Debt-to-Adjusted EBITDA
(Trailing 12 Months)



Peer Average : 6.0x
4.6x
22%[1]
InvenTrust[3] Properties
4.8x
26%
Regency Centers.
5.0x
36%
SITE
5.6x
30%
PHILLIPS EDISON & COMPANY
6.2x
39%
KIMCO[4] REALTY
6.2x
34%
KITE[5]
6.4x
40%
BRIXMOR Property Group
6.8x
32%
ROIC
6.8x
42%[2]
RPT

Source: Green Street and public filings.
Note: Peers shown as of September 30, 2021 and adjusted for subsequent events.
1) Reflects net debt to real estate assets, excluding property accumulated depreciation.
2) Net Leverage based on September 31, 2021 public filings as opposed to Green Street estimates.
3) Reflects balance sheet metrics as of December 31, 2021.
4) Net Debt includes an assumed $400M liquidity from $1.2B of total Albertsons marketable securities held on the balance sheet.
5) Net Debt-to-Adjusted EBITDA pro forma for the RPAI merger.

Net Leverage
(Based on Green Street's est. value for assets and liabilities)

Experienced Acquisitions Team

Best-in-class acquisitions platform with disciplined approach and high volume capabilities

Historical Acquisitions[1]


600+
Opportunities Evaluated
135+
LOIs Issued
49
Closed

Total InvenTrust Acquisitions and Dispositions

($M)


Average Annual Acquisitions: $280
$191
$465
$633
$223
$392
$30
$26
$1,960
($132)
($480)
($244)
($516)
($399)
($6)
($47)
($1,824)
Average Annual Dispositions: ($261)

	2015	2016	2017	2018	2019	2020	2021	Total
Acquisitions	6	9	9	5	14	4	2	49
GLA	0.8M	1.5M	1.7M	0.5M	1.1M	0.2M	0.1M	5.9M
Average GLA	128K	167K	187K	94K	79K	44K	56K	120K
Dispositions	11	29	11	20	13	2	4	90
GLA	0.8M	3.3M	1.9M	3.8M	2.2M	0.2M	0.3M	12.5M
Average GLA	69K	112K	171K	192K	172K	81K	83K	138K

InvenTrust Properties

Note: Includes all shopping center, pad acquisitions, and non-core dispositions at IVT share.

1) Represents opportunities evaluated, LOIs issued, and acquisitions closed from January 1, 2015 to December 31, 2021.

Austin Portfolio Acquisition

Escarpment Village

- Caters to the affluent surrounding southwest Austin communities
- H-E-B anchored, with a tenant line up including Massage Envy, Starbucks, and Torchy's Tacos
- Sustainable features including solar panels, green roof with native plants for heat reduction, and a rainwater cistern system

Demographics

3-mile Avg. HH Income - $141,700

3-mile Population - 73,900








H-E-B

Leased Occupancy	GLA
100%	167,969 SF

Austin Portfolio Acquisition

The Shops at Arbor Trails

- Rare dual grocery-anchored center with a Costco and Whole Foods on lease
- Numerous service-oriented retail tenants and restaurants such as Sprint, Marshalls, Firehouse Subs, Five Guys and Torchy's Tacos
- Located on heavily trafficked intersection of William Cannon Drive and MoPac Expressway

Demographics

3-mile Avg. HH Income - $117,800

3-mile Population – 91,000


WHOLE FOODS MARKET


Marshalls


COSTCO
WHOLE FOODS
HAVERTYS
Marshalls
Cheddar's
THE SHOPS AT
Arbor Trails



Leased Occupancy
99%

GLA
357,158 SF

IVT Market Spotlight – Austin

"Silicon Hills": Pro-business and Pro-environment

- CBRE considers Austin to be the #1 target market for commercial real estate investment post-pandemic
- Robust job market has transformed the metro area into one of the fastest-growing cities in the country since 2010
- Tech companies, such as the Big Four have opened (Apple, Alphabet/Google, Amazon and Meta/Facebook), with additional headquarter relocations from Oracle and Tesla announced
  - Relocating tech companies have contributed a record 22,000+ new jobs to the area




IVT Austin Portfolio
Leander
Round Rock
Hutto
Taylor
Pflugerville
Lakeway
Austin
Dripping Springs
Kyle

New Regional Office

IVT's Largest Market[1]

8 PROPERTIES	**2.1M** TOTAL GLA	**~20%** NOI
#1 LARGEST AUSTIN OWNER IN SECTOR[2]	**~96%** LEASED OCCUPANCY	

InvenTrust Properties

1 – As of December 31, 2021, including the recent acquisitions of The Shops at Arbor Trails and Escarpment Village
2 – Per Green Street by ABR, properties and GLA
Source: CBRE, Forbes article and Austin Chamber of Commerce

Institutional Capital Partnership

PGGM joint venture provides captive pipeline for future external growth



Blackhawk Town Center
MSA: Houston, TX

PGGM



Stables Town Center
MSA: Houston, TX

- Institutional capital partnership with PGGM since 2013 (InvenTrust currently owns 55% of the JV portfolio)
- Joint venture portfolio provides access to immediate cash flow growth by acquiring properties the Company has managed for years
  - Recently sold South Frisco Village to a 3rd party, a power center in Frisco, TX

JV Portfolio Overview

Property	MSA	GLA [1]	ABR / SF [2]	Major Anchors [3]
The Highlands of Flower Mound	Dallas / Fort Worth / Arlington	175	$18.13	**Target***, Bed Bath & Beyond, Cost Plus World Market, Market by Macy's, Party City, Skechers
Stone Ridge Market	San Antonio	219	$22.99	**HEB Plus***, Burlington Coat Factory, Petsmart
Bay Colony	Houston	416	$16.08	**HEB**, Kohl's, Petco, Social Security Administration, The University of Texas Medical Branch, Walgreens
Blackhawk Town Center	Houston	127	$13.92	**HEB**, Walgreens
Cyfair Town Center	Houston	434	$15.33	**Kroger**, Cinemark USA, J.C. Penney
Stables Town Center	Houston	191	$18.09	**Kroger**, Walgreens
Price Plaza	Houston	206	$15.81	**Sam's Club***, **Walmart***, Best Buy, dd's Discounts, Home Depot*, Jo-Ann Fabrics, K & G Superstore, Ross Dress for Less, Shoe Carnival
Total / Weighted Average		**1,767**	**$16.98**	

InvenTrust Properties

Note: As of December 31, 2021.
1) GLA in thousands and at 100% share.
2) Inclusive of ground rent and abatement concessions. Excludes specialty lease income.
3) Grocers listed first and bolded, remaining anchor tenants are shown alphabetically. Shadow anchors are noted with an asterisk.

Active Disposition

Balance Sheet & 2022 Outlook



CVS pharmacy

InvenTrust Properties

Gateway Market Center
MSA: Tampa, FL

Flexible and Conservative Capital Structure

Flexible structure allows for various capital allocation levers to drive cash flow

Balance Sheet Highlights

- Balance sheet with investment grade-like characteristics
- Nearly $400M in liquidity
  - Liquidity includes $80M of cash and $319M remaining capacity on revolving credit facility
- 22% net leverage with no near-term unsecured maturities
- Debt composition of 77% fixed rate / 23% floating rate
- Weighted average interest rate: 2.6%
- Weighted average maturity: 4.0 years [1]

Key Leverage Metrics

Leverage Ratio Metric	As of 12/31/2021	Stabilized Long-Term Debt Policy
Net Debt-to-Adjusted EBITDA	4.6x	5.0x - 6.0x
Net Leverage [2]	22%	25% - 35%

Total Market Capitalization[3]



Secured Debt
8%
Unsecured Debt
17%
75%
Equity

Debt Maturity Schedule

($millions)



$22
$109
$16
$72
$31
$41
$210
$200
$10
$200
$200
2021
2022
2023
2024
2025
2026
Secured
Unsecured
Line of Credit Draw

InvenTrust Properties

Note: Figures as of December 31, 2021 and reflect pro rata share of PGGM joint venture. The Company's guidance is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

1) Excludes available extension options.
2) Reflects net debt to real estate assets, excluding property accumulated depreciation.
3) Percentages based on total market capitalization as of December 31, 2021, calculated as follows: closing stock price multiplied by total shares outstanding plus total debt outstanding

Six Dividend Increases in Five Years

Increased dividend payments over the last five years and during the pandemic with additional capacity to grow dividend further

✓ Aggregate dividends declared (as a % of Core FFO) = 56% [1]

Historical & Projected Dividend Payments [2]



Did not cut or suspend dividend during 2020—instead, maintained 3% dividend increase
$0.68
$0.70
$0.72
$0.74
$0.76
$0.78
$0.82
5% Increase
Five-Year CAGR of 3%
2016
2017
2018
2019
2020
2021
2022E

InvenTrust Properties

Note: The Company's projections are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

1) Aggregate distributions (as a % of Core FFO) as of the year ended December 31, 2021.
2) InvenTrust effected a one-for-ten reverse stock split effective on August 5, 2021. Dividend per share payments are adjusted for the split.

2022 Outlook and Guidance

Growth Opportunities

- **Contractual Rent Steps**
- **New & Renewal Leasing Growth**
- **Redevelopment**
- **Acquisition**
- **Target Growth Rate**

2022 OUTLOOK AND GUIDANCE[1]

Net Income per diluted share[2]	\$0.13 to \$0.19
NAREIT FFO per share[3]	\$1.53 to \$1.59
Core FFO per share	\$1.50 to \$1.56 *7% to 11% YoY growth*
SPNOI Growth	2.75% to 4.75%

1 – Net Income, NAREIT FFO, Core FFO and SPNOI guidance are inclusive of our expectation of prior period rent that is anticipated to be collected in 2022. Guidance includes the following assumptions \$23 to \$25 million of Net Interest Expense; \$34 to \$35 million of G&A Expense inclusive of costs associated with managing properties held in our joint venture; and +/- \$190 million of Net Investment Activity represents anticipated acquisitions less disposal activity for 2022

2 – Net Income per diluted share excludes potential gains and losses on asset sales

3 - 2022 NAREIT FFO per diluted share Guidance:

- Excludes potential gains or losses on asset sales.
- Excludes any items that impact NAREIT FFO comparability, including loss on debt extinguishment, non-routine or one-time items or transaction expenses.
- Includes an expectation that some tenants will move from the cash basis of accounting to the accrual basis of accounting which can result in volatility in straight-line rental income adjustments.



Corporate Responsibility


SPROUTS
FARMERS MARKET
79-050

InvenTrust
Properties

Trowbridge Crossing
MSA: Atlanta, GA

ESG Overview

Effectively managing our business and assets with a focus on environmental, social and governance ("ESG") initiatives



Hello
EV Charging
has arrived.
WHOLE
FOODS



ON THE NYSE.
IVT TRADES ON THE
NEWS
medical records sealed



Environmental

- Improved energy, water and waste management policies and practices in our offices and at our properties
- IVT's corporate office has LEED Silver certification through the US Green Building Council
- LED lighting, electric vehicle charging stations, xeriscaping, and smart irrigation installed at multiple centers

Social

- IVT invests in its employees through tuition reimbursement, continuing education and training, superior benefits for superior performance, and work-life balance initiatives
- Pairing new hires with mentoring partners
- Ongoing health and wellness programs
- Paid time off for IVT-sponsored community support projects

Governance

- IVT places a strong emphasis on its governance policies and practices including a robust internal control environment, compensation, and shareholder rights
- In 2017, IVT appointed Paula Saban, its first female Board Chairperson
- In 2018, IVT added a second female Board Member, Amanda Black
- Transparent board committees, charters, and code of ethics and business conduct

G R E S B

IVT has participated in the Global Real Estate Sustainability Benchmark (GRESB) survey since 2013, and has been a member of GRESB since 2018

We believe GRESB provides a framework to deploy the best-in-industry policies and practices for Sustainability, Investment Management, Social Responsibility and Corporate Governance

Experienced Board of Directors with Strong Governance

Board of Directors



Paula J. Saban (Chairperson since 2017 and Director since 2004)
- Former Senior Vice President and Private Client Manager at Bank of America
- Over 25 years of financial services and banking experience



Stuart Aitken (Director since 2017)
- Chief Merchant and Marketing Officer at The Kroger Co
- Former Group Vice President of The Kroger Co. and CEO of 84.51°, a data analytics firm
- Former CEO of dunnhumbyUSA and EVP & CMO of Michael's Stores



Amanda Black (Director since 2018)
- Managing Director and Portfolio Manager of JLP Asset Management
- Former Senior Vice President and Portfolio Manager at Ascent Investment Advisors
- Over 20 years of experience in real estate investments



Daniel J. (DJ) Busch (President, CEO, and Director since 2021)
- Currently serving as President and CEO
- Previously served as EVP, CFO, and Treasurer since 2019
- Former Managing Director, Retail at Green Street Advisors



Thomas F. Glavin (Director since 2007)
- Owner of Thomas F. Glavin & Associates, Inc., a certified public accounting firm
- Former Partner at Gateway Homes and internal auditor at Vavrus & Associates



Thomas P. McGuinness (Director since 2015)
- Former CEO of the Company since 2014 post the Company's self-management transactions
- Prior to IVT's self-management transactions, served as President of business manager
- Previously President of the Company's former property manager



Scott A. Nelson (Director since 2016)
- Principal and Founder of SAN Prop Advisors, a real estate advisory firm
- Former Senior Vice President at Target Corporation, overseeing various real estate groups
- Former Director of Real Estate at Mervyn's



Michael A. Stein (Director since 2016)
- Former Senior Vice President and CFO of ICOS Corp., a bio tech company acquired by Eli Lilly
- Former EVP and CFO of Nordstrom, Inc. as well as EVP and CFO of Marriott International, Inc.
- Former Partner at Arthur Andersen LLP



Julian E. Whitehurst (Director since 2016)
- CEO & President of National Retail Properties (Retiring in April, expected to run for re-election)
- Previously served as COO of National Retail Properties, Inc. from 2004 to 2017
- Practiced business and real estate law for 20 years at Lowndes, Drosdick, Doster, Kantor & Reed

Board Governance

Non-Staggered Board	Yes
Independent Board	78%
Board Investment	Yes
Opt out of MUTA	Yes
Proxy Access	Yes

Anti-Takeover

State Anti-Takeover Provisions	Yes [1]
Ownership Limits	Yes [2]
Shareholder Rights Plan	No [3]
Insider Block Power	No

InvenTrust Properties

1) Board may currently opt back into statutes via resolution. IVT intends to propose at its 2022 annual meeting an amendment to our charter permitting our bylaws to require stockholder approval for IVT to opt back into statutes.
2) In order to meet REIT qualifications, ownership restrictions apply.
3) IVT currently does not have a rights plan, but could adopt one provided such plan is ratified by stockholders within 12 months of plan adoption.


ROSS
DRESS FOR LESS
H-E-B
Fresh Foods
Market by macy's
KROGER
LOW LEVERAGE
SUN BELT
GROCERY-ANCHORED
SELF-FUNDED
Essential Retail.
Smart Locations.®
InvenTrust
Properties

Appendix


FOOD & PHARMACY
950
Presto!

InvenTrust Properties

Plaza Midtown
MSA: Atlanta, GA

Non-GAAP Measures and Definition of Terms

General

In addition to measures prepared in accordance with generally accepted accounting principles in the United States of America ("GAAP" measures), this presentation contains and refers to certain non-GAAP measures. We do not consider our non-GAAP measures to be alternatives to measures required in accordance with GAAP. Certain non-GAAP measures should not be viewed as an alternative measure of our financial performance as they may not reflect the operations of our entire portfolio, and they may not reflect the impact of general and administrative expenses, depreciation and amortization, interest expense, other income (expense), or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties that could materially impact our results from operations. Additionally, certain non-GAAP measures should not be considered as an indication of our liquidity, nor as an indication of funds available to cover our cash needs, including our ability to fund distributions, and may not be a useful measure of the impact of long-term operating performance on value if we do not continue to operate our business in the manner currently contemplated. Accordingly, non-GAAP measures should be reviewed in connection with other GAAP measurements and should not be viewed as more prominent measures of performance than net income (loss) or cash flows from operations prepared in accordance with GAAP. Other REITs may use different methodologies for calculating similar non-GAAP measures, and accordingly, our non-GAAP measures may not be comparable to other REITs.

NOI

NOI excludes general and administrative expenses, direct listing costs, depreciation and amortization, provision for asset impairment, other income and expense, net, gains (losses) from sales of properties, gains (losses) on extinguishment of debt, interest expense, net, equity in earnings (losses) from unconsolidated entities, lease termination income and expense, and GAAP rent adjustments (such as straight-line rent, above/below market lease amortization and amortization of lease incentives).

EBITDA

Our non-GAAP measure of Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA) is net income (or loss) in accordance with GAAP, plus federal and state tax expense, interest expense, and depreciation and amortization. Adjustments for our joint ventures are calculated to reflect our proportionate share of the joint venture's EBITDA on the same basis.

Adjusted EBITDA

Our non-GAAP measure of Adjusted EBITDA excludes gains (or losses) resulting from debt extinguishments, transaction expenses, straight-line rent adjustments, amortization of above and below market leases and lease inducements, and other unique revenue and expense items which are not pertinent to measuring our on-going operating performance. Adjustments for our joint ventures are calculated to reflect our proportionate share of the joint venture's Adjusted EBITDA on the same basis.

NAREIT Funds From Operations (FFO) and Core FFO

Our non-GAAP measure of NAREIT Funds from Operations ("NAREIT FFO"), based on the National Association of Real Estate Investment Trusts ("NAREIT") definition, is net income (or loss) in accordance with GAAP, excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property. Adjustments for our joint ventures are calculated to reflect our proportionate share of the joint venture's NAREIT FFO on the same basis. Core Funds From Operations is an additional supplemental non-GAAP financial measure of our operating performance. In particular, Core FFO provides an additional measure to compare the operating performance of different REITs without having to account for certain remaining amortization assumptions within NAREIT FFO and other unique revenue and expense items which are not pertinent to measuring a particular company's on-going operating performance.

Pro Rata

Where appropriate, the Company has included the results from its ownership share of its joint venture properties when combined with the Company's wholly-owned properties, defined as "Pro Rata," with the exception of property count and number of leases.

Same Property

Information provided on a same property basis includes the results of properties that were owned and operated for the entirety of both periods presented.

Reconciliation of Non-GAAP Measures

Pro Rata Same Property NOI

	Three Months Ended December 31		Year Ended December 31	
	2021	2020	2021	2020
Net (loss) income	$ (10,751)	$ 1,246	$ (5,360)	$ (10,174)
Adjustments to reconcile to non-GAAP metrics:				
Other income and expense, net	(761)	(754)	(606)	(3,326)
Equity in (earnings) losses of unconsolidated entities	(3,957)	4,732	(6,398)	3,141
Interest expense, net	4,305	4,422	16,261	18,749
Loss on extinguishment of debt	—	—	400	2,543
Gain on sale of investment properties, net	(6)	(1,084)	(1,522)	(1,752)
Provision for asset impairment	—	—	—	9,002
Depreciation and amortization	22,143	21,058	87,143	87,755
General and administrative	9,149	7,453	38,192	33,141
Direct listing costs	18,065	—	19,769	—
Other fee income	(772)	(1,092)	(3,542)	(3,647)
Adjustments to NOI (a)	(1,854)	(2,424)	(7,528)	(7,249)
NOI	35,561	33,557	136,809	128,183
NOI from other investment properties	(1,099)	(193)	(4,646)	(2,808)
Same Property NOI	34,462	33,364	132,163	125,375
IAGM Same Property NOI at share	3,436	3,407	12,625	13,300
Pro Rata Same Property NOI	$ 37,898	$ 36,771	$ 144,788	$ 138,675

(a) Adjustments to NOI include termination fee income and expense and GAAP rent adjustments.

Notes: Pro rata, in thousands.

1) Same Property NOI is reflective of consolidated properties owned for the entirety of both periods presented.
2) NOI from other investment properties is reflective of consolidated properties not classified as Same Property.

Reconciliation of Non-GAAP Measures

EBITDA and Adjusted EBITDA

	Three Months Ended December 31		Year Ended December 31	
	2021	2020	2021	2020
Net (loss) income	$ (10,751)	$ 1,246	$ (5,360)	$ (10,174)
Interest expense [(a)]	4,977	5,380	19,362	22,849
Income tax expense (benefit) [(a)]	102	100	377	(810)
Depreciation and amortization [(a)]	23,920	23,153	95,083	96,722
EBITDA	18,248	29,879	109,462	108,587
Adjustments to reconcile to Adjusted EBITDA [(a)]				
Direct listing costs	18,065	—	19,769	—
Provision for asset impairment	—	6,059	—	15,061
Gain on sale of investment properties, net	(3,013)	(1,083)	(4,749)	(1,752)
Loss on debt extinguishment	—	—	526	2,548
Non-operating income and expense, net [(b)]	(887)	(745)	(893)	(1,608)
Other leasing adjustments [(c)]	(1,770)	(1,814)	(6,842)	(5,758)
Adjusted EBITDA	$ 30,643	$ 32,296	$ 117,273	$ 117,078

(a) Includes our consolidated entities and our pro-rata share of our JV.

(b) Non-operating income and expense, net, includes other items which are not pertinent to measuring ongoing operating performance, such as termination fee expense, miscellaneous income, and settlement income.

(c) Other leasing adjustments includes amortization of above and below market leases and straight-line rent adjustments.

Note: Pro rata, in thousands.

Reconciliation of Non-GAAP Measures

NAREIT FFO and Core FFO

	Three Months Ended December 31		Year Ended December 31	
	2021	2020	2021	2020
Net (loss) income	$ (10,751)	$ 1,246	$ (5,360)	$ (10,174)
Depreciation and amortization related to investment properties	21,929	20,798	86,257	86,524
Provision for asset impairment	—	—	—	9,002
Gain on sale of investment properties, net	(6)	(1,084)	(1,522)	(1,752)
Unconsolidated joint venture adjustments [(a)]	(1,230)	8,154	4,713	15,026
NAREIT FFO Applicable to Common Shares and Dilutive Securities	9,942	29,114	84,088	98,626
Amortization of above and below-market leases and lease inducements, net	(914)	(1,297)	(4,318)	(7,060)
Straight-line rent adjustments, net	(903)	(415)	(2,805)	624
Direct listing costs	18,065	—	19,769	—
Adjusting items, net [(b)]	(13)	(80)	2,201	4,043
Unconsolidated joint venture adjusting items, net [(c)]	106	(41)	672	931
Core FFO Applicable to Common Shares and Dilutive Securities	$ 26,283	$ 27,281	$ 99,607	$ 97,164
Weighted average common shares outstanding - basic	69,117,723	71,946,421	71,072,933	72,040,623
Dilutive effect of unvested restricted shares [(d)]	—	47,783	—	—
Weighted average common shares outstanding - diluted	69,117,723	71,994,204	71,072,933	72,040,623
NAREIT FFO Applicable to Common Shares and Dilutive Securities per share	$ 0.14	$ 0.40	$ 1.18	$ 1.37
Core FFO Applicable to Common Shares and Dilutive Securities per share	$ 0.38	$ 0.38	$ 1.40	$ 1.35

(a) Represents our share of depreciation, amortization, impairment, and gains on sale related to investment properties held in the JV.

(b) Adjusting items, net, are primarily loss on extinguishment of debt, amortization of debt discounts and financing costs, depreciation and amortization of corporate assets, and non-operating income and expenses, net, which includes other items which are not pertinent to measuring on-going operating performance, such as miscellaneous and settlement income.

(c) Represents our share of amortization of above and below-market leases and lease inducements, net, straight-line rent adjustments, net and adjusting items, net related to the JV.

(d) For purposes of calculating non-GAAP per share metrics, the same denominator is used as that which would be used in calculating diluted earnings per share in accordance with GAAP. For the three months ended December 31, 2021, and the year ended December 31, 2021, and 2020, unvested restricted shares were antidilutive and therefore excluded from the denominator in the diluted earnings per share calculation in accordance with GAAP.

Note: In thousands, except share information.

Corporate Office
3025 Highland Parkway Suite 350
Downers Grove, IL 60515

Investor Relations
630-570-0605
InvestorRelations@inventrustproperties.com

Transfer Agent
Computershare
855.377.0510

InvenTrust Properties